Summer 2022 NASDAQ: FVCB

Forward-Looking Statements; Non-GAAP Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited, statements of goals, intentions, and expectations as to future trends, plans, events or results of FVCB’s operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in FVCB’s market, interest rates and interest rate policy, competitive factors, and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. These forward-looking statements are based on current beliefs that involve significant risks, uncertainties, and assumptions. Factors that could cause FVCB’s actual results to differ materially from those indicated in these forward-looking statements, include, but are not limited to: the impact of the COVID-19 pandemic and associated efforts to limit the spread of the virus; general business and economic conditions nationally or in the markets that FVCB serves; changes in the level of FVCB’s nonperforming assets and charge-offs; changes in the assumptions underlying the establishment of reserves for possible loan losses; FVCB’s management of risks inherent in its real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of FVCB’s collateral and the ability to sell collateral upon any foreclosure; credit risk, market risk, and liquidity risk affecting FVCB’s securities portfolio, as well as changes in the estimates used to value the securities in the portfolio; geopolitical conditions, including acts or threats of terrorism, or actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations; the impact of changes in financial services policies, laws and regulations, including laws, regulations and policies concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; technological changes, including potential exposure to fraud, negligence, computer theft and cyber-crime; and the risk factors and other cautionary language included in FVCB’s Annual Report on Form 10-K for the year ended December 31, 2021 and in other periodic and current reports filed with the Securities and Exchange Commission. Because of these uncertainties and the assumptions on which the forward-looking statements are based, actual operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. FVCB’s past results are not necessarily indicative of future performance. Use of Non-GAAP Financial Measures This presentation includes certain financial information that is calculated and presented on the basis of methodologies that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP financial measures include pre-tax pre-provision return on average assets, pre-tax pre-provision return on average equity, tangible book value, tangible common equity, tangible assets and efficiency ratio. The non-GAAP financial measures included in this presentation do not replace the presentation of FVCB’s GAAP financial results, should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. These measurements provide supplemental information to assist management, as well as certain investors, in analyzing FVCB’s core business, capital position and results of operations. FVCB has chosen to provide this additional information to investors because it believes that these measures are meaningful in assisting investors to evaluate FVCB’s core ongoing operations, results and financial condition. Reconciliations of the non-GAAP financial measures provided in this presentation to the most directly comparable GAAP measures can be found in the appendix of this presentation. 2

FVCB Company Snapshot


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	Address	City, State	Deposits 6/30/2017 ($000)[4]	Deposits 6/30/2022 ($000)[4]	5-Year CAGR (%)
1	11325 Random Hills Rd	Fairfax, VA	$348,643	$851,952	19.57%
2	7900 Sudley Rd	Manassas, VA	$194,242	$492,352	20.44%
3	11260 Roger Bacon Dr	Reston, VA	$171,120	$255,689	8.36%
4	2500 Wilson Blvd	Arlington, VA	$98,621	$137,004	6.80%
5	6975 Springfield Blvd	Springfield, VA	$44,782	$59,318	5.78%
6	224 Albemarle St	Baltimore, MD	$18,694	$34,432	12.99%
7	6929 Arlington Rd	Bethesda, MD	$17,484	$33,928	14.18%
8	1600 E Gude Dr	Rockville, MD	$52,431	$21,635	-16.23%
9	1301 9th St NW	Washington, DC	$61,681	$41,964	-7.41%

Dollar values in thousands, except per share data.

Financial Highlights[1]	
Total Assets	$2,305,905
Total Loans, Net of Fees	$1,664,232
Total Deposits	$1,927,177
Tangible Common Equity[3]	$189,685
TCE / TA[3]	8.23%
ROAA	1.21%
MRQ Pre-tax pre-provision ROAA[3]	1.74%
ROAE	12.93%
MRQ Pre-tax pre-provision ROAE[3]	18.55%
MRQ Net Interest Margin	3.30%
MRQ Operating Efficiency Ratio[3]	47.13%
NPAs[2] / Total Assets	0.15%

Capitalization Detail[1]	
Shares issued and outstanding	13,970,748
Options Outstanding	1,326,447
Average Weighted Strike Price of Options	$8.51
Restricted Stock Units (excluded from share count)	238,342
Basic Tangible Book Value per Share[3]	$13.58
MRQ Diluted EPS Annualized	$1.72

FVCBankcorp, Inc.

(1) Consolidated financial data as of the quarter ended June 30, 2022, unless otherwise noted.
(2) Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned.
(3) Non-GAAP financial measure. See the reconciliation included in the appendix to this presentation.
(4) Based on Bank deposits reported to the FDIC annually (Summary of Deposits Annual Survey of Branch Office Deposits).

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FVCB Franchise History

Since inception, FVCbank has successfully executed a strategic plan focused on organic growth and opportunistic acquisitions without compromising asset quality or financial discipline.

2007

November 2007
FVCbank is established
$23mm offering @ $10 per share ($5.12 per share split adjusted) raised in 8 weeks

2010

Q1 2010
Reached sustained profitability

September 2010
Follow-On Offering #1
$6.3mm @ $12.50 per share ($6.40 per share split adjusted)

2012

February 2012
Follow-On Offering #2
$6.7mm @ $13.00/$13.50 per share ($6.66/$6.91 per share split adjusted)(1)

October 2012
Completed acquisition of 1st Commonwealth Bank of Virginia in Arlington, VA

2013

June 2013
Follow-On Offering #3
$21.9mm @ $13.50 per share ($6.91 per share split adjusted)

2015

April / May 2015
Five for Four Stock Split quoted on OTCQX

October 2015
Formed FVCBankcorp Holding Company

2016

May / June 2016
Five for Four Stock Split

June 2016
$25.0mm 6% Sub Debt

2017

August 2017
Private Reg. D Offering
$10.0mm @ $20.00 per share ($16.00 per share split adjusted)

September 2017
Five for Four Stock Split

2018

May 2018
Announced acquisition of Colombo Bank in Rockville, MD

September 2018
Initial Public Offering
$36.9mm @ $20.00 per share

October 2018
Completed acquisition of Colombo Bank in Rockville, MD

2021

January 2021
$1.0mm Investment in KlariVis, an innovative interactive solution software

August 2021
Announced acquisition of membership interest in Atlantic Coast Mortgage, LLC

2022

March 2022
$1.0mm investment in JAM FINTOP Blockchain

June 2022
Added to Russell 2000 Index
Record Quarterly Loan Growth

(1) $13.00 for existing shareholders, $13.50 for new shares offered to the public.
Source: S&P Global Market Intelligence; Company documents.

FVCBankcorp, Inc.
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Technology Deployment Driving Top-Tier Performance Embracing technology to leverage capacity and grow market share. *FVCbankcorp, Inc. has invested in KlariVis and JAM FINTOP Blockchain (the Fund). Strategically Aligned Solutions • Loan Origination Platform provides paperless workflow solution and automates approval process and tickler tracking. • Automated borrowing base certification process (Accounts Receivable Financing) streamlines process for government contracting customers and lender. • Automated warehouse lending platform allows timely response with limited resources. • Automated construction loan functionality for lender, borrower, title insurance and inspector. • Loan decisioning module for small business lending. • Online deposit account opening for consumers. • Enterprise-wide data analytics functionality (KlariVis)* which provides: • Immediate access to better communicate and respond to customers. • Dashboards to easily analyze activity for all areas of the Bank. • Board reports without requiring preparation. • Robotic Process Automation have reduced risk of error and reduced processing time from hours to minutes. Collectively hundreds of hours have been saved on daily, weekly, monthly and periodic repetitive manual processes. • FinTech investment in cutting-edge (JAM FINTOP)* Blockchain Fund. • Zelle for customers who use peer-to-peer digital payment processing. 5

An Attractive Investment Opportunity in the DC and Baltimore MSAs • Sixth largest MSA with favorable demographics, economic trends and business investments. • Recent consolidation in local markets has created growth opportunities for remaining banks. • Organic CAGRs in excess of 19% for assets, 14% for loans, 15% for deposits and pre-tax income since 2017. • MRQ and year-over- year EPS Annualized Growth Rate of over 19% • MRQ Revenues increased over 17% compared to the year-ago quarter and 15% year-over-year. • Commercial focused lending portfolio comprised of strong loans with medium average loan balances that further mitigates risk. • Emphasis on credit administration and risk management that embraces comprehensive policies and procedures enabling the maintenance of strong asset quality. • Over 15-year history, cumulative commercial net charge-offs totaling $2.7 million comprised of 18 loans. • Strategy of full-service relationship banking helps support FVCB’s margin. • Treasury management tools allow FVCB to compete against larger competitors and attract sophisticated commercial and government customers. • Core deposits represent 93.3% of total deposits. • Hands on management team with extensive knowledge of its clients, loans, and the markets it serves. • Proven track record of quality growth. Well positioned in one of the most attractive banking markets in the U.S. Track record of exceptional growth and strong profitability Disciplined, low risk commercial balance sheet Strong core deposit base Experienced leadership team 6

1 Well Positioned In One of the Most Attractive Markets in the U.S.

Top 10 MSAs By Population

Market Name	Population	2027 Projected Population	Median Household Income ($)	2027 Projected Median Household Income ($)
New York-Newark-Jersey City	20,006,203	21,045,615	92,717	104,070
Los Angeles-Long Beach-Anaheim	13,207,559	13,343,788	86,804	98,253
Chicago-Naperville-Elgin	9,535,847	9,657,030	83,335	93,568
Dallas-Fort Worth-Arlington	7,826,862	8,291,685	81,205	90,829
Houston-The Woodlands-Sugar Land	7,273,204	7,711,294	74,859	82,549
Washington-Arlington-Alexandria	**6,441,102**	**6,702,073**	**115,601**	**125,882**
Philadelphia-Camden-Wilmington	6,265,252	6,486,448	81,746	90,787
Miami-Fort Lauderdale-Pompano Beach	6,227,541	6,474,537	67,696	77,065
Atlanta-Sandy Springs-Alpharetta	6,206,533	6,540,650	79,388	88,792
Boston-Cambridge-Newton, MA-NH	5,011,582	5,238,768	103,847	116,543

Source: S&P Global Market Intelligence; FDIC, Proximityone.com, DC Department of Employment Services, Maryland Department of Labor, Licensing and Regulation, US News and World Report.

Vibrant Economy

- Washington D.C. and Baltimore MSAs contain 30 and 7 Fortune 1000 companies, respectively.
- Over 3.3 million private sector employees and nearly 1 million public sector employees in the Washington D.C. and Baltimore MSAs.
- Virginia was ranked the best state for business in 2021 by CNBC.
- Both states have large workforce populations spanning several generational demographic cohorts.
- 9 of the top 30 wealthiest counties in the nation are located in Washington DC and Baltimore MSAs.
- Numerous Government Contracting entities support government functions.
- With over 30 banks acquired in these markets over the past five years, there are limited opportunities to invest in community banks in this market.

amazon.com LOCKHEED MARTIN

GENERAL DYNAMICS MARRIOTT

MedStar Health Booz | Allen | Hamilton

FVCBankcorp, Inc.

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$1,007 $1,162 $1,286 $1,532 $1,884 $1,927 2017 2018 2019 2020 2021 2022 Q2 $889 $994 $1,282 $1,313 $1,476 $1,658 $143 $153 $28 $6 2017 2018 2019 2020 2021 2022 Q2 $1,053 $1,153 $1,537 $1,821 $2,203 $2,306 $199 2017 2018 2019 2020 2021 2022 Q2 Total Assets ($M) Total Loans, Net of Fees ($M) Total Deposits ($M) CAGR: 19.0% CAGR: 14.9% CAGR: 15.5% Organic YOY Growth Rate* Organic YOY Growth Rate*1 Organic YOY Growth Rate*2 Track Record of Exceptional Growth and Strong Profitability Relationship Driven Model Continues to Create Balance Sheet Leverage * 2022 Q2 metrics represent annualized growth rates. (1) Organic Year-over-Year Loan Growth excludes PPP Loan originations. (2) For comparison purposes in Deposits, Ashburn Branch added to Reston, and Silver Spring (Colombo) added to Rockville (Colombo) for 2017. Total Deposits data in "Branch List Deposits". 15.8% 9.4% 13.7% 18.5% 21.0% 9.4% 15.7% 11.9% 11.8% 3.3% 10.3% 29.0% 29.8% 15.4% 10.6% 19.2% 23.0% 4.6% Organic Growth Colombo/PPP 8

(1) Non-GAAP financial measure. (2) Excludes one-time transaction costs of $3.3 million for 2018, $0.13 million for 2019, $0.68 million for 2020, $1.8 million for 2021, and $0.13 million for 2022 YTD. Pre-Tax Pre-Provision Income ($M)1 Efficiency Ratio (%)1 Net Interest Margin (%) Track Record of Exceptional Growth and Strong Profitability Stable Margin and Improving Efficiency Produce An Attractive Earnings Stream $15.7 $18.4 $21.9 $25.3 $29.5 $17.5 2017 2018 ² 2019 ² 2020 ² 2021 ² 2022 YTD² 57.2% 55.7% 57.1% 54.3% 53.2% 48.8% 2017 2018 ² 2019 ² 2020 ² 2021 ² 2022 YTD² 3.43% 3.51% 3.48% 3.28% 3.09% 3.23% 2017 2018 ² 2019 ² 2020 ² 2021 ² 2022 YTD² 9 Drivers of Earnings Growth: • Robust market opportunities with relationship driven growth strategy • Technology and operating efficiencies provide ability to scale • Core deposit relationships, commitment to technology and high touch service

Disciplined, Low-Risk Commercial Balance Sheet Well Diversified Loan Portfolio 10 CRE 50.67% C&I 12.96% Resi 17.55% C&D 9.73% Other 9.09% Balanced Loan Portfolio Segmentation C&I Portfolio ($000s) Balance % of Portfolio Yield Balance % Change from 2021 YE Commercial and Industrial $215,755 12.96% 4.73% $196,428 9.84% Owner Occupied CRE $208,598 12.53% 4.32% $190,334 9.60% Total C&I $424,353 25.50% 4.52% $386,762 9.72% Commercial Real Estate Portfolio Balance % of Portfolio Yield Balance 2021 YE Nonowner Occupied CRE $634,621 38.13% 4.01% $599,370 5.88% Multifamily $140,016 8.41% 3.99% $112,547 24.41% Construction & Development $161,958 9.73% 4.81% $190,917 -15.17% Total CRE $936,595 56.28% 4.27% $902,834 3.74% Other Loans Balance % of Portfolio Yield Balance 2021 YE Residential 1-4 $169,102 10.16% 4.23% $84,244 100.73% Residential 1-4 Investment Property $79,270 4.76% 4.28% $72,337 9.58% Home Equity Lines $43,628 2.62% 4.76% $45,780 -4.70% Other Loans $11,284 0.68% 5.61% $11,892 -5.11% Total Other Loans $303,284 18.22% 4.72% $214,253 41.55% Total Loans, Net of Fees $1,664,232 100.00% 4.36% $1,503,849 10.66% 2021 YE6/30/2022

Positioning For Future Growth • 21 loan officers with deep connections to the markets; average experience of over 20 years. • Focused effort on commercial, real estate and small business, including government contracting. • Expanded focus on government contracting provides large source of growth potential. • Small average loan balance helps mitigate risk. ‒ C&I Average Loan Size: $407,941 ‒ CRE Average Loan Size: $1,792,324 Disciplined, Low-Risk Commercial Balance Sheet Well Diversified Commercial Portfolio 11 Nonowner Occupied CRE & Construction (1) Represents gross loan balance for each category and excludes fees, costs, and valuation adjustments (if any). Multi fami ly $140,391 12.20% 80% 1.2 Retai l $212,942 18.51% 75% 1.2 Office $95,586 8.31% 75% 1.2 Hotel $51,420 4.47% 65% 1.3 Construction $110,337 9.59% 75% - AD&C $4,878 0.42% 65% - Land $46,988 4.08% 60% - Industria l $108,913 9.47% 75% 1.2 Mixed Use $70,344 6.11% 75% 1.2 Specia l Use $3,864 0.34% 65% 1.05 - 1.30 Other $91,553 7.96% 65%-80% 1.2 -1.3 Total Non Owner Occupied $937,216 % of Total CRE Loans (excl. PPP Loans) Gross Loan Balance1($000s) CRE Type LTV (Maximum Bank Guidelines) DSC (Minimum Bank Guidelines)

Net Charge-Offs (Recoveries) / Average Loans Asset Quality Trends Over Time¹ Well-Reserved Loan Portfolio (1) Nonperforming loans defined as nonaccruals and loans past-due 90 days or more. ($000s) Disciplined, Low-Risk Commercial Balance Sheet Proven History of Strong Credit Metrics 0.05% 0.05% 0.02% 0.04% 0.00% 2018 2019 2020 2021 2022 Q2 12 $0.8 $3.2 $10.7 $5.6 $3.5$3.9 $4.2 $3.9 $3.9 2018 2019 2020 2021 2022 Q2 OREO Nonperforming Loans ($000s) ALLL Balance - 2022 Q1 $13,764 Net Charge-Offs (Recoveries) $8 Provision for Loan Losses $1,185 ALLL Balance - 2022 Q2 $14,957 Acquired Loan Fair Value Discount $647 Total Effective Reserve $15,604 Loans, Net of Fees - 2022 Q2 $1,664,232 ALLL Coverage 0.90% Acquired Loan Mark Coverage 0.04% Effective Reserve Coverage - 2022 Q2 0.94%

4 Strong Core Deposit Base

- Full-service relationships continue to drive core deposit growth.
  - Approximately 74% of the commercial loan portfolio retains a deposit relationship with the bank.
- Growth in commercial accounts provide cross selling opportunities with FVCB's technology investment.
  - $1.56 billion in commercial deposits across ~6,900 accounts with an average rate of 0.35%.
  - Treasury management tools and high-touch service allows FVCB to compete for larger clients.
- Approximately $94 million in public funds at an average rate of 0.94%.

Deposit Portfolio Composition

As of 06/30/2017



Wholesale 11.0%
Time 24.5%
Non-Interest Bearing 20.2%
Interest Bearing 44.4%

06/30/17 Cost of Deposits: 0.89%

As of 6/30/2022



Wholesale 1.8%
Time 9.5%
Interest Bearing 60.6%
Non-Interest Bearing 28.1%

MRQ Cost of Deposits: 0.41 %

Deposit Composition By Delivery Channel at 6/30/2022[1]

	Commercial		Retail		Public		Wholesale	
(000s)	Balance	Wtd. Cost	Balance	Wtd. Cost	Balance	Wtd. Cost	Balance	Wtd. Cost
DDA	$513,213	0.00%	$28,602	0.00%	$0	0.00%	$0	0.00%
Now / Transactions	$735,733	0.29%	$15,203	0.14%	$36,075	0.42%	$0	0.00%
Savings / MMDA	$241,959	1.03%	$137,860	0.44%	$100	0.35%	$0	0.00%
Time Deposits	$67,416	1.39%	$58,182	0.69%	$57,834	1.27%	$35,000	0.00%
Total	**$1,558,321**	**0.35%**	**$239,848**	**0.43%**	**$94,009**	**0.94%**	**$35,000**	**0.00%**
Total Deposits	**$1,927,178**			**Total Cost of Deposits**			**0.41%**	

(1) Deposit composition weighted cost based on period end account interest rates while total cost of deposits is based on activity throughout the period.

FVCBankcorp, Inc.

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Experienced Leadership Team Management Team With Strong Ties to The Market… FVCB’s executive management team consists of seven officers with over 203 years of combined experience in the Washington, D.C. metropolitan area. • David Pijor was the founding Chairman of the Board of James Monroe Bancorp, which opened in June 1998 in Arlington, VA, and he was instrumental in the growth and strategic direction of the bank until its sale to Mercantile Bankshares Corporation in 2006 for $143.8 million. Name Current Position Prior Community Bank Experience Years Years at FVCB Experience David W. Pijor Chairman & CEO, Company and Bank James Monroe Bancorp 23 15 Patricia A. Ferrick President, Company and Bank Southern Financial Bancorp, Potomac Bank of Virginia 35 15 B. Todd Dempsey EVP and Chief Operating Officer, Company and Bank United Bank 41 15 William G. Byers EVP and Chief Lending Officer, Company and Bank Middleburg Bank, Century National Bank 28 11 Michael G. Nassy EVP and Chief Credit Officer, Company and Bank City First Bank of DC, National Cooperative Bank 22 10 Sharon L. Jackson EVP and Chief Banking Officer, Company and Bank MainStreet Bank 36 6 Jennifer L. Deacon EVP and Chief Financial Officer, Company and Bank Cardinal Financial Corp. 25 5 14

Experienced Leadership Team

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...Governed and Supported By An Exceptional Board

David Pijor
Chairman & CEO

- Served as Chairman of the Board and CEO of FVCB since its organization
- Lead organizer, Chairman of the Board and General Counsel of James Monroe Bank from its inception to sale to Mercantile Bankshares

L. Burwell Gunn Jr.
Vice Chairman

- Served as Vice Chairman of the Board since 2015
- Served as President and COO of FVCB from 2008 to 2013
- Served as CEO and President of Cardinal Bank from 1997 to 1999

	Bio
Patricia Ferrick President & Director	• Serves as President of the Bank and Company • CFO and EVP from FVCB's inception until June 2017 • Former auditor at KPMG
Scott Laughlin Director	• Co-owner of LMO Advertising • Advisor at First Juice, Inc. and Ardent Capital
Tom Patterson Director	• Former Attorney with Linowes and Blocher, LLP • Served as Director at James Monroe Bank • Vice President of Friendship Place non-profit
Devin Satz Director	• Founder of Synchronous Knowledge, Inc. until its sale to IMS Health Incorporated in 2005 • Retired from the U.S. Air Force in 1999
Larry Schwartz Director	• Retired Partner with PBMares LLP • Former Director of Annapolis Bancorp

	Bio
Meena Krishnan Director	• Joined the Board January 2021 • Founder, President and Chief Executive Officer of Inoventures, LLC and SciMetrika, LLC, a subsidiary of Inoventures, LLC
Sidney Simmonds Director	• President of Simmonds & Klima, Ltd • Served as Chairman of the Board at 1st Commonwealth Bank of Virginia • Served as Director of Bank of Northern Virginia
Daniel Testa Director	• Owner, President and CEO of TCI since 1980 • Serves as Director of Advanced Solutions International
Phillip Wills Director	• Manages various Wills family real estate development firms • Co-founded Church Investments and Consolidated Green Services
Steven Wiltse Director	• Partner and Co-founder of Argy, Wiltse & Robinson, P.C. • Served as Director at Cardinal Financial Corp

FVCBankcorp, Inc.

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16 Appendix: Additional Materials

Appendix: Non-GAAP Financial Measures

Pre-Tax Pre-Provision Income & Other Financial Metrics
(Dollars and shares in thousands, except per share data)

	For the Years Ended December 31, 2017	2018	2019	2020	2021	For the Three Months Ended June 30 2022	For the Six Months Ended June 30, 2022
Net Income							
Net income (GAAP)	$ 7,690	$ 10,869	$ 15,828	$ 15,501	$ 21,933	$ 6,425	$ 13,039
Add: Provision for loan losses	1,200	1,920	1,720	5,016	(500)	1,185	1,535
Add: Merger-related expenses	-	3,339	133	-	1,445	-	125
Add: Impairment loss related to branch closures	-	-	-	676	-	-	-
Add: Income tax expense	6,846	2,238	4,184	4,156	6,276	1,606	2,876
Pre-tax Pre-provision income (non-GAAP)	**$ 15,736**	**$ 18,366**	**$ 21,865**	**$ 25,349**	**$ 29,154**	**$ 9,216**	**$ 17,575**
Earnings per share (EPS)							
Weighted average common shares outstanding, diluted	11,545	12,822	14,825	14,134	14,581	14,870	14,792
EPS - diluted (GAAP)	$ 0.67	$ 0.85	$ 1.07	$ 1.10	$ 1.50	$ 0.43	$ 0.88
Pre-tax pre-provision EPS -diluted (non-GAAP)	$ 1.36	$ 1.43	$ 1.47	$ 1.79	$ 2.00	$ 0.62	$ 1.18
Return on average assets (ROAA)							
Average assets	$ 955,892	$1,159,249	$1,449,769	$1,708,862	$1,978,220	$ 2,115,813	$ 2,077,132
ROAA (GAAP)	0.80%	0.94%	1.09%	0.91%	1.11%	1.21%	1.26%
Pre-tax pre-provision ROAA (non-GAAP)	1.65%	1.58%	1.51%	1.48%	1.47%	1.74%	1.68%
Return on average equity (ROAE)							
Average equity	$ 89,056	$ 116,992	$ 169,814	$ 182,818	$ 200,886	$ 198,765	$ 204,058
ROAE (GAAP)	8.63%	9.29%	9.32%	8.48%	10.92%	12.93%	12.78%
Pre-tax pre-provision ROAE (non-GAAP)	17.67%	15.70%	12.88%	13.87%	14.51%	18.55%	17.22%

FVCBankcorp, Inc.
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Appendix: Non-GAAP Financial Measures

Adjusted Operating Efficiency Ratio
(Dollars in thousands)

	For the Years Ended December 31,					For the Three Months Ended June 30,	For the Six Months Ended June 30,
	2017	2018	2019	2020	2021	2022	2022
Noninterest expense (GAAP)	$19,346	$26,448	$28,877	$30,838	$34,540	$ 8,216	$ 16,657
Less: Merger-related expenses	-	$3,339	$133	-	$1,445	$ -	$ 125
Less: Impairment loss related to branch closures	-	-	-	$676	-	$ -	$ -
Adjusted operating noninterest expense (non-GAAP)	**$19,346**	**$23,109**	**$28,744**	**$30,162**	**$33,095**	**$ 8,216**	**$ 16,532**
Net interest income (GAAP)	$32,107	$39,814	$48,063	$52,620	$57,947	$ 16,787	$ 31,838
Noninterest income (GAAP)	$2,975	$1,661	$2,546	$2,891	$4,302	$ 645	$ 2,269
Efficiency ratio (GAAP)	55.15%	63.77%	57.06%	55.55%	55.49%	47.13%	48.84%
Adjusted operating efficiency ratio (non-GAAP)	55.15%	55.72%	56.80%	54.34%	53.17%	47.13%	48.47%

Tangible Common Equity & Tangible Book Value
(Dollars in thousands, except per share data)

	As of December 31,					As of June 30,	
	2017	2018	2019	2020	2021	2021	2022
Tangible common equity (TCE)							
Shareholders' equity (GAAP)	$ 98,283	$ 158,336	$ 179,078	$ 189,500	$ 209,796	$ 200,687	$ 197,599
Less: Intangible assets	99	8,443	8,689	8,357	8,052	8,199	7,914
TCE (non-GAAP)	**$ 98,184**	**$ 149,893**	**$ 170,389**	**$ 181,143**	**$ 201,744**	**$ 192,488**	**$ 189,685**
Book value per share (GAAP)	$ 9.04	$ 11.55	$ 12.88	$ 14.03	$ 15.28	$ 14.70	$ 14.14
Tangible book value per share (non-GAAP)	$ 9.03	$ 10.93	$ 12.26	$ 13.41	$ 14.70	$ 14.10	$ 13.58

FVCBankcorp, Inc.
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Financial Highlights

Dollars in Millions, Except Per Share Amounts

		2018	2019	2020	2021	2022 YTD [5]
Balance Sheet	Total Assets	$1,352	$1,537	$1,821	$2,203	$2,306
	Total Loans, Net of Fees	$1,137	$1,282	$1,466	$1,504	$1,664
	Total Deposits	$1,162	$1,286	$1,532	$1,884	$1,927
	Total Equity	$158	$179	$190	$210	$198
Income Statement	Net Interest Income	$39.8	$48.1	$52.6	$57.9	$31.8
	Non-Interest Income	$1.7	$2.5	$2.9	$4.3	$2.3
	Non-Interest Expense	$26.4	$28.9	$30.8	$34.5	$16.7
	Net Income	$10.9	$15.8	$15.5	$21.9	$13.0
	Earnings Per Share	$0.85	$1.07	$1.10	$1.50	$0.88
Performance	ROAA [1]	0.94%	1.09%	0.91%	1.11%	1.26%
	ROAE [1]	9.29%	9.32%	8.48%	10.92%	12.78%
	Efficiency Ratio [2]	55.7%	57.1%	54.3%	53.2%	48.84%
	Net Interest Margin	3.51%	3.48%	3.28%	3.09%	3.23%
Asset Quality	NPAs [3] / Assets	0.57%	0.95%	0.52%	0.16%	0.15%
	Reserves / Loans	0.81%	0.81%	1.02%	0.92%	0.90%
	NPLs [4] / Total Assets	0.57%	0.70%	0.31%	0.16%	0.15%
	NCO Ratio	0.05%	0.05%	0.02%	0.04%	0.05%
Bank Level Capital Ratios	Tier 1 Leverage Ratio	11.79%	12.15%	11.65%	10.55%	10.89%

(1) Performance ratios presented are calculated using annualized GAAP net income.
(2) Non-GAAP financial measures exclude one-time transaction costs of $3.3 million for 2018, $0.13 million for 2019, $0.68 million for 2020, $1.8 million for 2021, and $0.13 million for 2022 YTD.
(3) Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned.
(4) Nonperforming loans defined as nonaccruals and 90+ days past due.
(5) Financial Data as of 06/30/22.

FVCBankcorp, Inc.

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5-YEAR LOAN HISTORY 20 For the Period Ended 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 6/30/2022 ($000s) C&I Portfolio Commercial & Industrial $ 83,262 $ 121,864 $ 96,995 $ 265,866 $ 196,428 215,755$ Owner Occupied CRE 120,965 157,486 205,892 182,851 190,334 208,598$ Total C&I $ 204,227 $ 279,350 $ 302,887 $ 448,717 $ 386,762 424,353$ Commercial Real Estate Portfolio Nonowner Occupied CRE $ 296,166 $ 385,778 $ 481,835 $ 532,956 $ 597,889 634,621$ Multifamily 56,023 70,108 65,922 74,525 112,547 140,016$ Construction & Development 122,729 153,046 214,827 221,469 190,917 161,958$ Total CRE $ 474,918 $ 608,932 $ 762,584 $ 828,950 $ 901,353 936,595$ Other Loans Home Equity Lines $ 82,819 $ 80,096 $ 69,530 $ 64,478 $ 45,780 43,628$ Residential 1-4 86,253 130,482 114,932 104,470 156,581 248,372 Other Loans 40,460 37,883 31,791 19,468 13,373 11,284$ Total Other $ 209,532 $ 248,461 $ 216,253 $ 188,416 $ 215,734 303,284$ Total Loans, Net of Fees $ 888,677 $1,136,743 $1,281,724 $1,466,083 $1,503,849 $1,664,232

FVCB Business Strategy FVCB aims to capitalize on market opportunities while maintaining disciplined and comprehensive credit underwriting. FVCB’s focus on providing high-touch, responsive, relationship-based client service allows it to compete effectively and exceed the needs of customers. Opportunity Blueprint for Success Organic Growth • Focus on relationships, generating “sticky” sustainable, core deposits. • Continue to bolster existing market share. • Hire seasoned lenders to scalable lending structure. Opportunistic Growth • Explore potential strategic combinations. • Cultivate relationships with institutional investors. • Capitalize on attracting experienced bankers and new customers due to bank consolidation in local markets. Maintain Credit Quality • Strong risk management culture. • Disciplined underwriting. • Constantly managing and overseeing credit quality. Superior Technology • Leverage technology to improve efficiencies across bank processes. • Partnering with FinTech to expand digital banking products and services to attract larger, sophisticated commercial clients. Profitability • Continued growth of return on assets and return on equity. • Enhance net interest income. • Leverage strong infrastructure to enhance efficient growth. 21